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EXHIBIT 99.1 TO FORM 8-K

June 21, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K dated June 21, 2001, of SofTech, Inc. and are in agreement with the statements contained in the first two sentences of the first paragraph and the second and third paragraphs. We have no basis to agree or disagree with other statements of the registrant contained in the Form 8-K.

                                                       /s/ Ernst & Young LLP
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                                                           Ernst & Young LLP